Exhibit 99.2

July 26, 2004

To:                              Southern Union Company

One PEI Center

Second Floor

Wilkes-Barre, PA 18711

From:                  JPMorgan Chase Bank
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England

From:                  J.P. Morgan Securities Inc.,

Solely as Agent
tel: (212) 622-5270

fax: (212) 622-0105

Dear Sirs,

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).  This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

1.                                       The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”) and the 2002 ISDA Equity Derivatives Definitions (the “2002 Definitions” and, together with the 2000 Definitions, the “Definitions”), each as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation.  In the event of any inconsistency between the 2002 Definitions and the 2000 Definitions, the 2002 Definitions will govern.  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. This

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the “Agreement”) as if Party A and Party B had executed an agreement in such form (but without any Schedule except for the election of (i) the laws of the State of New York as the governing law and (ii) United States dollars as the Termination Currency on the Trade Date. In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates shall be governed by the Agreement.

Party A and Party B each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.                                       The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Party A:	JPMorgan Chase Bank, London Branch.

Party B:	Southern Union Company

Trade Date:	July 26, 2004

Effective Date:	July 30, 2004

Base Amount:

3,925,000 Shares; provided that such amount includes the increase of the Base Amount by the parties following the purchase of Option Shares from J.P. Morgan Securities Inc. pursuant to Section 2(a)(ii) of the Underwriting Agreement (as defined in Section 3 hereof).  On each Settlement Date, the Base Amount shall be reduced by the number of Settlement Shares for such Settlement Date.

Maturity Date:

July 22, 2005 (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day); subject to extension if a Settlement Date on such date is deferred as provided below in clause (ii) of the proviso to the definition of Settlement Date; provided that if the Maturity Date is a

Disrupted Day, then the Maturity Date shall be the first succeeding Scheduled Trading Day that is not a Disrupted Day.

Forward Price:

On the Effective Date, the Initial Forward Price, and on any other day, the Forward Price as of the immediately preceding calendar day multiplied by the sum of (i) 1 plus (ii) the Daily Rate for such day.

Initial Forward Price:	USD $18.094 per Share.

Daily Rate:	For any day, (i)(A) USD-Federal Funds Rate for such day minus (B) the Spread divided by (ii) 365.

USD-Federal Funds Rate

For any day,the rate set forth for such day opposite the caption “Federal funds”, as such rate is displayed on the page “FedsOpen <Index> <GO>“ on the BLOOMBERG Professional Service, or any successor page; provided that if no rate appears on any day on such page, the rate for the immediately preceding day on which a rate appears shall be used for such day.

Spread:	0.90%

Shares:	Common Stock, $1.00 par value per share, of Southern Union Company (the “Issuer”) (Exchange identifier: “SUG”).

Exchange:	The New York Stock Exchange.

Related Exchange(s):	The principal exchange(s) for options contracts or futures contracts, if any, with respect to the Shares.

Clearance System:	DTC.

Calculation Agent:	JPMorgan Chase Bank.

Settlement Terms:

Settlement Date:

Any Scheduled Trading Day following the Effective Date and up to and including the Maturity Date, as designated by Party B in a written notice (a “Settlement Notice”) which satisfies the Settlement Notice Requirements and which is delivered to Party A at least (a) ten Scheduled Trading Days prior to such Settlement Date and at least 123 Scheduled Trading Days prior to the Maturity Date, if Physical Settlement applies, and (b) 123 Scheduled Trading Days prior to such Settlement Date, which may be the Maturity Date, if Cash Settlement or Net Stock Settlement applies; provided that (i) subject to clause (ii) below, the Maturity Date shall be a Settlement Date and Net Stock Settlement shall apply if Party B has not delivered one or more Settlement Notices for a total number of Shares equal to the Base Amount on or prior to the day that is 123 Scheduled Trading Days prior to the Maturity Date, (ii) if Cash Settlement or Net Stock Settlement applies, any Settlement Date, including a Settlement Date on the scheduled Maturity Date, shall be deferred until the date on which Party A is able to completely unwind its hedge if Party A is unable to completely unwind its hedge during the Unwind Period due to the restrictions of Rule 10b-18 under the Exchange Act, the existence of any Suspension Day or Disrupted Day or the lack of sufficient liquidity in the Shares during the Unwind Period and (iii) no more than three Settlement Dates other than the Maturity Date may be designated by Party B; provided further that if Party A shall fully unwind its hedge during an Unwind Period by a date that is more than three Scheduled Trading Days prior to a Settlement Date specified above, Party A may, by written notice to Party B, specify any Scheduled Trading Day prior to such original Settlement Date as the Settlement Date; provided further that if any Settlement Date specified above is not an Exchange Business Day, the Settlement Date shall instead be the next Exchange Business Day.

Settlement Shares:

With respect to any Settlement Date, a number of Shares, not to exceed the Base Amount, designated as such by Party B in the related Settlement Notice; provided that, on the Maturity Date the number of Settlement Shares shall be equal to the Base Amount on such date; provided further that if a Settlement Date has been specified for a number of Shares equal to the Base Amount prior to the Maturity Date and such Settlement Date has been deferred as described above until a date later than the Maturity Date, the number of Settlement Shares on the Maturity Date shall be zero.

Settlement:	Physical, Cash, or Net Stock, at the election of Party B as set forth in a Settlement Notice that satisfies the Settlement Notice Requirements.

Settlement Notice Requirements:

Notwithstanding any other provisions hereof, a Settlement Notice delivered by Party B will not be effective to establish a Settlement Date unless Party B represents in such Settlement Notice that is has complied with the agreement set forth in clause (c) under “Additional Representations, Warranties and Agreements of Party B” below.

Notwithstanding any other provisions hereof, a Settlement Notice delivered by Party B that specifies Physical Settlement will not be effective to establish a Settlement Date or require Physical Settlement unless Party B delivers to Party A with such Settlement Notice an opinion, substantially in the form of Annex A hereto, from counsel reasonably acceptable to Party A in each of Pennsylvania and Massachusetts, that the issuance of the Settlement Shares by Party B will not violate the applicable regulatory laws and rules of such states.

Notwithstanding any other provisions hereof, a Settlement Notice delivered by Party B that specifies Cash Settlement or Net Stock Settlement will not be effective to establish a Settlement Date or require Cash Settlement or Net Stock Settlement (as applicable) unless Party B delivers to Party A with such Settlement Notice a representation signed by Party B substantially in the form: “as of the date of this Settlement Notice, Southern Union Company is not aware of any material nonpublic information concerning itself or the Shares, and is designating the date contained herein as a Settlement Date in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws.”

Unwind Period:

The period from and including the first Exchange Business Day following the date Party B elects Cash Settlement or Net Stock Settlement in respect of a Settlement Date through the third Scheduled Trading Day preceding such Settlement Date (as such date may be changed by Party A as described in the second proviso to the definition of Settlement Date above); provided that if Party B has not delivered a Settlement Notice satisfying the Settlement Notice Requirements for a number of Shares equal to the Base Amount on or prior to the day that is 123 Scheduled Trading Days prior to the Maturity Date, the Unwind Period with respect to the Settlement Date on the Maturity Date shall be the period from the date that is 122 Scheduled Trading Days prior to the Maturity Date through the third Scheduled Trading Day preceding the Maturity Date (and Net Stock Settlement shall apply as provided in clause (b) under Settlement Date); provided further that if an Acceleration Event occurs during an Unwind Period, the Acceleration Event provisions shall apply with respect to the number of Settlement Shares to be subject to Termination Settlement following such Acceleration Event, and if after application of the Acceleration Event provisions there are no more

Settlement Shares with respect to such Unwind Period for which Party A has not yet unwound its hedge, such Unwind Period shall terminate and the Settlement Date for the number of Shares as to which Party A has unwound its hedge shall occur on the applicable Termination Settlement Date.

Unwind Daily Share Amount:

On each Exchange Business Day during the Unwind Period, other than a Suspension Day or a Disrupted Day or as described below under “Other Forward,” Party A will, in accordance with the principles of best execution, purchase a number of Shares equal to the lesser of (i) 100% of the applicable volume limitation of Rule 10b-18 for the Shares on such Exchange Business Day, without reference to any block purchases, (ii)  25% of the daily trading volume for the Shares on the Exchange on such Exchange Business Day, or (iii) the number of Shares necessary to complete the purchases required to calculate the Cash Settlement Amount or the Net Stock Settlement Shares, as the case may be.

Exchange Act:	The Securities Exchange Act of 1934, as amended from time to time.

Physical Settlement:

On any Settlement Date in respect of which Physical Settlement applies, Party B shall deliver to Party A a number of Shares equal to the Settlement Shares for such Settlement Date, and Party A shall deliver to Party B, by wire transfer of immediately available funds to an account designated by Party B, an amount in cash equal to the Physical Settlement Amount for such Settlement Date, on a delivery versus payment basis.

Physical Settlement Amount:

For any Settlement Date in respect of which Physical Settlement applies, an amount in cash equal to the product of the Forward Price on such Settlement Date and the number of Settlement Shares for such Settlement Date.

Cash Settlement:

On any Settlement Date in respect of which Cash Settlement applies, if the Cash Settlement Amount is a positive number, Party A will pay the Cash Settlement Amount to Party B.  If the Cash Settlement Amount is a negative number, Party B will pay the absolute value of the Cash Settlement Amount to Party A.  Such amounts shall be paid on the Settlement Date.

Cash Settlement Amount:

An amount determined by the Calculation Agent equal to: (i)(A) the Forward Price as of the first day of the applicable Unwind Period minus (B) the weighted average price at which Party A is able to purchase Shares during the Unwind Period to unwind its hedge in compliance with the timing and volume restrictions of Rule 10b-18 under the Exchange Act during the Unwind Period multiplied by (ii) the Settlement Shares.

Net Stock Settlement:

On any Settlement Date in respect of which Net Stock Settlement applies, if the number of Net Stock Settlement Shares is a (i) negative number, Party A shall deliver a number of Shares to Party B equal to the Net Stock Settlement Shares, and (ii) positive number, Party B shall deliver a number of Shares to Party A equal to the Net Stock Settlement Shares; provided that if Party A determines in its good faith judgment that it would be required to deliver Net Stock Settlement Shares to Party B, Party A may elect to deliver a portion of such Net Stock Settlement Shares on one or more dates prior to the applicable Settlement Date.

Net Stock Settlement Shares:

For any Settlement Date for which Net Stock Settlement applies, a number of Shares equal to (a) the number of Settlement Shares for such Settlement Date minus (b) the number of Shares Party A is able to purchase during the Unwind Period in compliance with the timing and volume restrictions of Rule 10b-18 with a total purchase price equal to the product of (i) the Forward Price as of the first day of the applicable Unwind Period multiplied by (ii) the number of Settlement Shares for such Settlement Date.

Settlement Currency:	USD.

Failure to Deliver:	Applicable.

Suspension of Cash or Net
Stock Settlement:

Suspension Day:

Any day on which Party A determines based on the advice of counsel that Cash or Net Stock Settlement may violate applicable securities laws.  Party A shall notify Party B if it receives such advice from its counsel.

Adjustments:

Method of Adjustment:

Calculation Agent Adjustment, and means that the Calculation Agent may make an adjustment to any one or more of the Base Amount, the Forward Price and any other variable relevant to the settlement or payment terms of the Transaction.

Account Details:

Payments to Party A:	To be advised under separate cover or telephone confirmed prior to each Settlement Date.

Payments to Party B:	To be advised under separate cover or telephone confirmed prior to each Settlement Date.

Delivery of Shares to Party A:	To be advised.

Delivery of Shares to Party B:	To be advised.

3.                                       Other Provisions:

Conditions to Effectiveness:

The effectiveness of this Confirmation on the Effective Date shall be subject to (i) the condition that the representations and warranties of Party B contained in the Underwriting Agreement dated the date hereof among Party B and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representatives of the Several Underwriters (the “Underwriting Agreement”) and any certificate delivered pursuant thereto by Party B be true and correct on the Effective Date as if made as of the Effective Date, (ii) the condition that Party B have performed all of the obligations required to be performed by it under the Underwriting Agreement on or prior to the Effective Date, and (iii) the satisfaction of all of the conditions set forth in Section 5 of the Underwriting Agreement.

Additional Representations, Warranties and Agreements of Party B:  Party B hereby represents and warrants to, and agrees with, Party A as of the date hereof that:

(a)          Any Shares, when issued and delivered in accordance with the terms of the Transaction, will be duly authorized and validly issued, fully paid and nonassessable, and the issuance thereof will not be subject to any preemptive or similar rights.

(b)         Party B has reserved and will keep available, free from preemptive rights, out of its authorized but unissued Shares, solely for the purpose of issuance upon settlement of the Transaction as herein provided, the full number of Shares as shall then be issuable upon settlement of the Transaction.  All Shares so issuable shall, upon such issuance, be accepted for listing or quotation on the Exchange.

(c)          Prior to any Settlement Date, the Settlement Shares with respect to that Settlement Date shall have been approved for listing on the Exchange, subject to official notice of issuance, and such Settlement Shares shall have been registered under the Exchange Act.

(d)         The execution, delivery and performance by Party B of this Confirmation and the consummation of the Transaction as herein contemplated, including the issuance of any Shares pursuant to Net Stock Settlement, will not result in the violation of any law or statute or any judgment, order, rule  or regulation of any court or arbitrator or governmental or regulatory authority, including, without limitation, the Pennsylvania Public Utility Commission, the Missouri Public

Service Commission, the Rhode Island Public Utilities Commission and the Massachusetts Department of Telecommunications and Energy.

(e)          No filing with, or approval, authorization, consent, license registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the execution, delivery and performance by Party B of this Confirmation and the consummation of the Transaction (including, without limitation, the issuance and delivery of Shares on any Settlement Date) except (i) such as have been obtained under the Securities Act, (ii) as may be required to be obtained under state securities laws and (iii) only in the case of Physical Settlement, an appropriate order or orders of the Pennsylvania Public Utility Commission and the Massachusetts Department of Telecommunications and Energy.

(f)            Party B agrees not to repurchase any Shares if, immediately following such repurchase, the Base Amount would be equal to or greater than 8.5% of the number of then-outstanding Shares.

(g)         Party B agrees not to declare any distribution, issue or dividend consisting of cash to existing holders of the Shares with a record date on or prior to the final Settlement Date under this Confirmation.

(h)         Party B is not insolvent, nor will Party B be rendered insolvent as a result of this Transaction.

(i)             Neither Party B nor any of its affiliates shall take any action that would cause any purchases of Shares in connection with any Cash Settlement or Net Stock Settlement of this Transaction not to comply with Rule 10b-18 under the Exchange Act.

(j)             Party B will not engage in any “distribution” (as defined in Regulation M under the Exchange Act) during any Unwind Period.

(k)          Party B is an “eligible contract participant” (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended).

(l)             In addition to any other requirements set forth herein, Party B agrees not to elect Physical Settlement, Cash Settlement or Net Stock Settlement if such settlement would result in a violation of the U.S. federal securities laws or any other federal or state law or regulation applicable to Party B.

Covenant of Party B:

The parties acknowledge and agree that any Shares delivered by Party B to Party A on any Settlement Date will be newly issued Shares and when delivered by Party A (or an affiliate of Party A) to securities lenders from whom Party A (or an affiliate of Party A) borrowed Shares in connection with hedging its exposure to the Transaction will be freely saleable without further registration or other restrictions under the Securities Act of 1933, as amended, in the hands of those securities lenders, irrespective of whether such stock loan is effected by Party A or an affiliate of Party A to hedge Party A’s exposure under the Transaction.  Accordingly, Party B agrees that the Settlement Shares that it delivers to Party A on each Settlement Date will not bear a restrictive legend and that such Settlement Shares will be deposited in, and the delivery thereof shall be effected through the facilities of, the Clearance System.

Covenants of Party A:

(a)          Party A shall use any Shares delivered by Party B to Party A on any Settlement Date to return to securities lenders to close out any open loans with respect to Shares.

(b)         In connection with bids and purchases of Shares in connection with any Cash Settlement or Net Stock Settlement of this Transaction, Party A shall use its best efforts to comply, or cause compliance, with the provisions of Rule 10b-18 under the Exchange Act, as if such provisions were applicable to such purchases.  For the avoidance of doubt, the foregoing covenant shall not apply with respect to any Termination Settlement.

Acceleration Events:  An Acceleration Event shall occur if:

(a)          Stock Borrow Events.  Notwithstanding any other provision hereof, if, in its good faith judgment Party A is unable to hedge Party A’s exposure to the Transaction (a “Stock Borrow Event”) because (i) of the lack of sufficient Shares being made available for Share borrowing by lenders, or (ii) it is otherwise commercially impracticable because sufficient Shares cannot be borrowed at a rate of return greater than zero, then Party A shall have the right to designate any Scheduled Trading Day to be a Settlement Date on at least three Scheduled Trading Days’ notice, and to select the number of Settlement Shares for such Settlement Date; provided that the number of Settlement Shares for any Settlement Date so designated by Party A shall not exceed the number of Shares as to which such inability to hedge exists; or

(b)         Dividends and Other Distributions.  Notwithstanding any other provision hereof, but subject to clause (a) hereof, if on any day occurring after the Trade Date Party B declares a distribution, issue or dividend to existing holders of the Shares of (i) cash or (ii) securities or share capital of another issuer acquired or owned (directly or indirectly) by Party B as a result of a spin-off or other similar transaction or (iii) any other type of securities (other than Shares, which may constitute a Potential Adjustment Event), rights or warrants or other assets, in any case for payment (cash or other consideration) at less than the prevailing market price as determined by Party A, then Party A shall have the right to designate any Scheduled Trading Day to be a Settlement Date for the entire Transaction on at least three Scheduled Trading Day’s notice; or

(c)          Board Approval of Merger.  Notwithstanding any other provision hereof, if on any day occurring after the Trade Date the board of directors of Party B votes to approve any action that, if consummated, would constitute a Merger Event (as defined in the 2002 Definitions), then Party A shall have the right to designate any Scheduled Trading Day to be a Settlement Date for the entire Transaction on at least three Scheduled Trading Day’s notice.  Party B shall notify Party A of any such vote within one Scheduled Trading Day; or

(d)         ISDA Early Termination Date.  Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, if either Party A or Party B has the right to designate an Early Termination Date pursuant to Section 6 of the Agreement, such party shall have the right to designate any Scheduled Trading Day to be a Settlement Date for the entire Transaction on at least three Scheduled Trading Days’ notice; or

(e)          Other ISDA Events.  Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, if a Nationalization, Insolvency, Insolvency Filing, Delisting or Change in Law occurs, Party A shall have the right to designate any Scheduled Trading Day to be a Settlement Date for the entire Transaction on at least three Scheduled Trading Days’ notice.

Termination Settlement:

If a Settlement Date is specified following an Acceleration Event (a “Termination Settlement Date”), Physical Settlement shall apply with respect to such Termination Settlement Date unless, after using its reasonable best efforts, Party B cannot provide the opinions required pursuant to the first paragraph of Settlement Notice Requirements above.  If Party B cannot provide such opinions, it shall notify Party A not later than 12:00 pm (New York City time) on the day that is one Scheduled Trading Day prior to any Termination Settlement Date, and the Termination Share Amount shall be delivered as described below.

Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, at least one Scheduled Trading Day prior to any Termination Settlement Date, Party A shall notify Party B in writing of the number of Shares (the “Termination Share Amount”) deliverable on such Termination Settlement Date and whether such amount is payable or deliverable by Party A or Party B.  On any Termination Settlement Date, the applicable party shall deliver a number of Shares equal to the Termination Share Amount to the other party.

Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, Party A shall determine the Termination Share Amount in its sole reasonable discretion based on its estimate of the net economic equivalent to both Party A and Party B if the Transaction had been subject to Physical Settlement in accordance with the terms of this Confirmation; provided that Party A may consider in determining the Termination Share Amount its good faith estimate of any losses or costs it may incur in connection with terminating, liquidating or unwinding its hedge with respect to the Transaction; provided further that in determining the Termination Share Amount, Party A may consider whether any Shares to be delivered by Party B would be freely tradeable.

If Party B delivers any Shares pursuant to this provision that may not be immediately freely transferred by Party A (or an affiliate of Party A) to its securities lenders upon delivery thereof to Party A (or such affiliate of Party A) under applicable securities law, Party B agrees that (i) such Shares may be transferred by and among JPMorgan Chase Bank and its affiliates and (ii) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed after the applicable Settlement Date, Party A shall promptly remove, or cause the transfer agent for the Shares to remove, any legends referring to any transfer restrictions from such Shares upon delivery by Party A (or such affiliate of Party A) to Party B or such transfer agent of seller’s and broker’s representation letters customarily delivered by Party A or its affiliates in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, each without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by Party A (or such affiliate of Party A).

Rule 10b5-1:

It is the intent of Party A and Party B that the purchase of Shares by Party A during any Unwind Period comply with the requirements of Rule 10b5-1(c)(i)(B) of the Exchange Act and that this Confirmation shall be interpreted to comply with the requirements of Rule 10b5-1(c).

Party B acknowledges that (i) during any Unwind Period Party B does not have, and shall not attempt to exercise, any influence over how, when or whether to effect purchases of Shares by Party A (or its agent or affiliate) in connection with this Confirmation and (ii) Party B is entering into the Agreement and this Confirmation in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Exchange Act.

Party B hereby agrees with Party A that during any Unwind Period Party B shall not communicate, directly or indirectly, any Material Non-Public Information (as defined herein) to any EDG Personnel (as defined below).  For purposes of this Transaction, “Material Non-Public Information” means information relating to Party B or the Shares that (a) has not been widely disseminated by wire service, in one or more newspapers of general circulation, by communication from Party B to its shareholders or in a press release, or contained in a public filing made by Party B with the Securities and Exchange Commission and (b) a reasonable investor might consider to be of importance in making an investment decision to buy, sell or hold Shares.  For the avoidance of doubt and solely by way of illustration, information should be presumed “material” if it relates to such matters as dividend increases or decreases, earnings estimates, changes in previously released earnings estimates, significant expansion or curtailment of operations, a significant increase or decline of orders, significant merger or acquisition proposals or agreements, significant new products or discoveries, extraordinary borrowing, major litigation, liquidity problems, extraordinary management developments, purchase or sale of substantial assets, etc.  For purposes of this Transaction, “EDG Personnel” means Reuben Jacob, Pedro Gonzalez de Cosio and any other employee of the front office of the Equity Derivatives Group of J.P. Morgan Securities, Inc.

Maximum Share Delivery:

Notwithstanding any other provision of this Confirmation, in no event will Party B be required to deliver on any Settlement Date, whether pursuant to Physical Settlement, Net Stock Settlement or Termination Settlement, more than

45,000,000 Shares to Party A, subject to reduction by the amount of any Shares delivered by Party B on any prior Settlement Date.

Market Disruption Event:

Section 6.3(a) of the 2002 Definitions is amended by deleting the words “at any time during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be,”.

Other Forward:

Party A acknowledges that Party B has entered into a forward transaction for its Shares on the date hereof (the “Other Forward”) with an affiliate of Merrill Lynch & Co., Inc. (such affiliate, the “Other Dealer”).  Party A and Party B agree that, in order to facilitate compliance with the provisions of Rule 10b-18 under the Exchange Act, if Party B designates a Settlement Date or a Settlement Date occurs on the Maturity Date with respect to the Other Forward and the Unwind Period for the Other Forward coincides for any period of time with the Unwind Period for this Transaction (the “Overlap Unwind Period”),    Party B shall notify Party A prior to the commencement of such Overlap Unwind Period and Party A shall only be permitted to purchase the Unwind Daily Share Amount on every other Scheduled Trading Day during such Overlap Unwind Period, commencing on the first day of such Overlap Unwind Period.

Assignment:

Party A may assign or transfer any of its rights or delegate any of its duties hereunder to any affiliate of Party A or any entity organized or sponsored by Party A without the prior written consent of Party B. Notwithstanding any other provision of this Confirmation to the contrary requiring or allowing Party A to purchase or receive any Shares from Party B, Party A may designate any of its affiliates to purchase or receive such Shares or otherwise to perform Party A’s obligations in respect of this Transaction and any such designee may assume such obligations, and Party A shall be discharged of its obligations to Party B to the extent of any such performance.

Matters Relating to Agent:

Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., as agent, (the “Agent”) acts solely as agent on a disclosed basis with respect to the transactions contemplated hereunder, and (ii) the Agent has no obligation, by guaranty, endorsement or otherwise, with respect to the obligations of either Party B or Party A hereunder, either with respect to the delivery of cash or Shares, either at the beginning or the end of the transactions contemplated hereby.  In this regard, each Party A and Party B acknowledges and agrees to look solely to the other for performance hereunder, and not to the Agent.

Indemnity

Party B agrees to indemnify Party A and its affiliates and their respective directors, officers, agents and controlling parties (Party A and each such affiliate or person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint and several, incurred by or asserted against such Indemnified Party arising out of, in connection with, or relating to, the execution or delivery of this Confirmation, the performance by the parties hereto of their respective obligations under Transaction, any breach of any covenant or representation made by Party B in this Confirmation or the Agreement or the consummation of the transactions contemplated hereby and will reimburse any Indemnified Party for all reasonable expenses (including reasonable legal fees and reasonable expenses) as they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto. Party B will not be liable under this Indemnity paragraph to the extent that any loss, claim, damage, liability or expense is found by a court in a final judgment that is nonappealable as a matter of right to have resulted from Party A’s gross negligence, willful misconduct or violation of law.

Miscellaneous

Non-Reliance:	Applicable

Additional Acknowledgements:	Applicable

Agreements and Acknowledgments Regarding Hedging Activities:	Applicable

4.                                       The Agreement is further supplemented by the following provisions:

No Collateral or Setoff.:

Notwithstanding Section 6(f) or any other provision of the Agreement or any other agreement between the parties to the contrary, the obligations of Party B hereunder are not secured by any collateral.  Obligations under this Transaction shall not be set off against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and no other obligations of the parties shall be set off against obligations under this Transaction, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and each party hereby waives any such right of setoff.  In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (a) separate amounts shall be calculated as set forth in such Section 6(e) with respect to (i) this Transaction and (ii) all other Transactions, and (b) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement.

Status of Claims in Bankruptcy:

Party A acknowledges and agrees that this confirmation is not intended to convey to Party A rights with respect to the transactions contemplated hereby that are senior to the claims of common stockholders in any U.S. bankruptcy proceedings of Party B; provided, however, that nothing herein shall limit or shall be deemed to limit Party A’s right to pursue remedies in the event of a breach by Party B of its obligations and agreements with respect to this Confirmation and the Agreement; and provided further, that nothing herein shall limit or shall be deemed to limit Party A’s rights in respect of any transaction other than the Transaction.

Limit on Beneficial Ownership:

Notwithstanding any other provisions hereof, Party A shall not be entitled to receive Shares hereunder (whether in connection with the purchase of Shares on any Settlement Date or otherwise) to the extent (but only to the extent) that such receipt would result in J.P. Morgan Chase & Co. directly or indirectly beneficially owning (as such term is defined for purposes of Section 13(d) of the Exchange Act) at any time in excess of 9% of the outstanding Shares.  Any purported delivery hereunder shall be void and have no effect to the extent (but only to the extent) that such delivery would result in J.P. Morgan Chase & Co. directly or indirectly so beneficially owning in excess of 9% of the outstanding Shares.  If any delivery owed to Party A hereunder is not made, in whole or in part, as a result of this provision, Party B’s obligation to make such delivery shall not be extinguished and Party B shall make such delivery as promptly as practicable after, but in no event later than one Exchange Business Day after, Party A gives notice to Party B that such delivery would not result in J.P. Morgan Chase & Co. directly or indirectly so beneficially owning in excess of 9% of the outstanding Shares.

Miscellaneous:

(a)          Addresses for Notices.  For the purpose of Section 12(a) of the Agreement:

Address for notices or communications to Party A:

Address:	JPMorgan Chase Bank
277 Park Avenue
9th Floor
New York, NY 10172
Attention:	Equity Derivatives Group
Telephone No.:	(212) 622-5270
Facsimile No.:	(212) 622-0105

With a copy to:

Address:	JPMorgan Chase Bank
277 Park Avenue
11th Floor
New York, NY 10172
Attention:	Equity Derivatives Group – Marketing Support
Telephone No.:	(212) 622-6707
Facsimile No.:	(212) 622-8534

Address for notices or communications to Party B:

Address:	Southern Union Company
One PEI Center
Second Floor
Wilkes-Barre, PA 18711
Attention:	Office of the General Counsel

(b)         Waiver of Right to Trial by Jury.  Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Confirmation.  Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Confirmation by, among other things, the mutual waivers and certifications in this Section.

(c)          London Branch.  Party A is entering into this Confirmation and the Agreement through its London branch.  Notwithstanding the foregoing, Party A represents to Party B that the obligations of Party A are the same as if it had entered into this Confirmation and the Agreement through its head or home office in New York.

Party B Representations.

Party B (i) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into this Transaction; (ii) has consulted with its own legal, financial, accounting and tax advisors in connection with this Transaction; and (iii) is entering into this Transaction for a bona fide business purpose.

Party B is not and has not been the subject of any civil proceeding of a judicial or administrative body of competent jurisdiction that could reasonably be expected to impair materially Party B’s ability to perform its obligations hereunder.

Party B will by the next succeeding Business Day notify Party A upon obtaining knowledge of the occurrence of any event that would constitute an Event of Default, a Potential Event of Default or a Potential Adjustment Event.

As of the date hereof, Party B is not insolvent.

Acknowledgements:

The parties hereto intend for:

(a)          this Transaction to be a “securities contract” as defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), qualifying for the protections under Section 555 of the Bankruptcy Code;

(b)         a party’s right to liquidate this Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code;

(c)          Party A to be a “financial institution”  within the meaning of Section 101(22) of the Bankruptcy Code; and

(d)         all payments for, under or in connection with this Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code.

Severability.

If any term, provision, covenant or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable in whole or in part for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable provision eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 of the Agreement (or any definition or provision in Section 14 to the extent that it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

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Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

J.P. MORGAN SECURITIES INC., as agent for JPMorgan Chase Bank

		By:	/s/ Yaw Asamoah-Duodu
		Name:	Yaw Asamoah-Duodu
		Title:	Vice President

Confirmed as of the date first written above:

SOUTHERN UNION COMPANY

By:	/s/ Richard N. Marshall
Name:	Richard N. Marshall
Title:	Vice President and Treasurer

Annex A

Form of Opinion for Settlement Notice Requirements

An appropriate order or orders (each an “Order”) of the [applicable state regulatory authority] necessary to permit the issuance and delivery of [the Settlement Shares]/[a number of Shares equal to the Base Amount] has been entered, and the Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency in [Massachusetts/Pennsylvania] is necessary or required for the issuance and delivery by Party B of [the Settlement Shares]/[a number of Shares equal to the Base Amount] or for the performance by Party B of any other transactions contemplated by the Confirmation, except as may be required to be obtained under [Massachusetts/Pennsylvania] Blue Sky laws.

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